SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

October 21, 2003

Date of Report (Date of Earliest Event Reported)

THE PEOPLES HOLDING COMPANY

(Exact Name of Registrant as Specified in its Charter)

Mississippi	1-13253	64-0676974
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Identification Number)
of Incorporation)

209 Troy Street, Tupelo, Mississippi 38802-0709

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number: (662)680-1001

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	The following exhibit is filed herewith:
99.1 Press Release, dated October 21, 2003, issued by The Peoples Holding Company

ITEM 9: REGULATION FD DISCLOSURE.

On October 21, 2003, The Peoples Holding Company issued a press release that announced a 3 for 2 split payable on December 1, 2003, to shareholders of record on November 7, 2003. The press release announcing the common stock split is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PEOPLES HOLDING COMPANY
Registrant

DATE: October 21, 2003	/s/ E. Robinson McGraw
E. Robinson McGraw
President & Chief Executive Officer

EXHIBIT INDEX
EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release, dated October 21, 2003, issued by The Peoples Holding Company.